Exhibit 23(c)




                            CONSENT OF FINANCIAL ADVISORS




We consent to the inclusion of our Fairness Opinion issued to Independent Bank in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                       /s/ BAXTER FENTRISS AND COMPANY



Richmond, Virginia
September 27, 1994